UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, 10th Floor, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

February 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the period ended December 31, 2007. The net asset value at that date was $19.59 per common share. The fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at year end, the fund's closing price on the NYSE was $17.39. The total return, including income, for the fund and the comparative benchmarks were:

July 27, 2007 (commencement of operations) through December 31, 2007
Cohen & Steers Global Income Builder at Market Value[a]	–9.84%
Cohen & Steers Global Income Builder at Net Asset Value[a]	6.35%
Blended Index—55% CBOE S&P 500 BuyWrite Index[b], 15% Merrill Lynch Fixed Rate Preferred Index[b], 15% S&P 500 Index[b], 15% MSCI EAFE Index[b]	1.92%
S&P 500 Index[a]	1.53%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

Three monthly dividends of $0.17 per common share were declared and will be paid to common shareholders on January 31, 2008, February 29, 2008 and March 31, 2008c.

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Australia, Asia and the Far East.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Investment Review

Favorable results in debut period

The fund had a positive total return on an NAV basis for its initial reporting period, outperforming the broad U.S. and international equity markets—the S&P 500 and MSCI EAFE indexes had total returns of 1.8% and 2% in the period, respectively.1

The fund has a total return investment objective, with an emphasis on high current income. We seek to achieve this objective by allocating the fund's assets to the five proprietary strategies used in managing other Cohen & Steers portfolios: global large-cap dividend-paying stocks; global real estate securities; global utilities securities; global preferred securities; and closed-end funds. When determining portfolio allocation, we consider income potential through dividend yield and a covered call options strategy, as well as total return and diversification factors. We aim to enhance income by writing options on a portion of the fund's common stock portfolio. Through the use of option strategies, we believe the fund has the potential to generate competitive total returns over time and with less volatility than a pure common stock portfolio.

Credit worries restrained equity markets

The period from the fund's inception (July 27, 2007 through December 31, 2007) was an overall modestly positive one for global equity markets. Stocks were often volatile amid tight credit and liquidity conditions and concerns that the U.S. economy might tip into recession. A string of unsettling reports from prominent and global financial companies about asset-backed securities-related write-offs and declining capital bases also roiled markets.

Sentiment was periodically buoyed by the outlook for responsive monetary policy. The Federal Reserve began to reduce interest rates (the fed funds rate fell from 5.25% to 4.25% between September and the end of the year) while injecting billions of dollars of liquidity into the banking system. The Bank of England lowered rates in December (by 25 basis points), its first reduction in more than two years.

Within the U.S. equity market, performance varied. In general, stocks of higher-quality companies performed better than companies with weaker fundamentals. From a sector viewpoint, utilities and energy stocks performed well, while consumer discretionary and financial services stocks declined.

The turmoil among large financial companies negatively affected the preferred securities market. The final months of 2007 were particularly challenging as financial institutions—by far the largest issuers of preferreds—announced a number of multi-billion dollar write-offs primarily relating to their exposure to subprime mortgage and CDO assets. As a result, their need to raise additional capital increased and preferred issuance soared—leading to preferreds' worst quarterly (and annual) total returns in almost 20 years.

1  Index returns are for 7/31/07 through 12/31/07

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Global real estate securities struggled overall, declining about 3% as measured by the S&P/Citigroup World Property Index. More fallout from the credit and liquidity crises, as well as the possibility of a recession in the United States and slowing growth in Europe, weighed on investors. Tighter credit markets fueled concerns that real estate values would be driven down further. Asia Pacific markets outperformed the U.S. and Europe, although Asia ended the period on a weak note, suggesting that it was not entirely "decoupled" from the rest of the world's economies.

Closed-end funds as a group had negative returns. Investors were concerned that leveraged closed-end funds' earnings strength and dividend-paying ability would diminish as their borrowing costs increased.

Large cap stocks and covered calls drove outperformance

The fund's outperformance was attributable in large part to our allocation to large cap dividend-paying stocks (the largest portion of the portfolio), where our emphasis was on higher-quality companies as measured by such factors as strong market position, healthy balance sheets and the ability to increase dividends over time. These stocks outperformed lower-quality stocks during a period of uncertainty. In addition, the fund's covered calls aided performance, providing a buffer in a volatile and challenging environment.

Our allocation to utilities was also beneficial, and included strong gains from several non-U.S. utilities. The fund's real estate securities had modestly positive performance overall, while the fund's closed-end funds collectively declined.

In 2007, the fund's market price total return lagged its net asset value total return. Closed-end fund share prices were negatively affected by the turbulence in the credit markets and concerns about leverage.

Investment Outlook

We believe that U.S. and global economic growth will continue to slow, in part due to less robust consumer spending amid the decline in house prices. However, we still expect the economy to narrowly avoid recession as monetary and fiscal stimulus, along with U.S. exports (lifted by a weak dollar) and growth abroad, support modest domestic growth. We continue to monitor employment, along with consumer spending and other economic data for signs of any departure from these trends.

Generally, we believe 2008 is likely to be characterized as a year in which 2007's monetary tightening gives way to more accommodative conditions. This in turn should support the asset classes targeted by the fund, as economies begin to benefit from lower interest rates, investors have more confidence in real estate net asset values, leveraged closed-end funds see their financial profiles improve and preferred securities show more total-return stability.

While we make adjustments to the fund's asset allocation based on value and income opportunities, our core focus remains on global large-cap companies, in particular those with proven histories of above-average dividend growth. By having smaller but meaningful allocations to global real estate and utilities companies, as well preferred securities and a variety of closed-end funds, we believe the fund has the potential to generate attractive total returns over time while maintaining a healthy degree of diversification.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

	MARTIN COHEN	ROBERT H. STEERS

	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	RICHARD E. HELM

	Portfolio Manager	Portfolio Manager

	YIGAL D. JHIRAD	WILLIAM F. SCAPELL

	Portfolio Manager	Portfolio Manager

DOUGLAS R. BOND	SCOTT CROWE	BEN MORTON

Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

DECEMBER 31, 2007

Top Ten Long-Term Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
E.ON AG (ADR)	$8,609,819	1.5%
Electricite de France	8,546,709	1.5
Aflac	7,750,400	1.3
Abbott Laboratories	7,696,088	1.3
British Land Co., PLC	7,694,466	1.3
Procter & Gamble Co.	7,648,602	1.3
Microsoft Corp.	7,437,374	1.3
Segro PLC	7,101,752	1.2
Exxon Mobil Corp.	7,059,261	1.2
Microchip Technology	7,014,452	1.2

a  Top ten holdings are determined on the basis of the market value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

December 31, 2007

		Number of Shares	Value
COMMON STOCK	100.6%
AUSTRALIA	1.2%
BANK	0.7%
Australia and New Zealand Banking Group Ltd.[a]		130,861	$3,155,224
MATERIAL	0.5%
BHP Billiton Ltd.[a]		67,287	2,371,526
TOTAL AUSTRALIA			5,526,750
CANADA	1.5%
DIVERSIFIED FINANCIAL SERVICE	0.7%
IGM Financial[a]		64,711	3,280,299
ENERGY—OIL & GAS	0.8%
Petro-Canada[a]		65,015	3,507,826
TOTAL CANADA			6,788,125
FINLAND	2.3%
TELECOMMUNICATION SERVICES	1.0%
Nokia Oyj[a]		114,000	4,420,187
UTILITIES—ELECTRIC—INTEGRATED	1.3%
Fortum Oyj[a]		133,800	6,027,124
TOTAL FINLAND			10,447,311
FRANCE	5.7%
BANK	0.6%
BNP Paribas[a,b]		26,400	2,864,753
ENERGY—OIL & GAS	1.2%
TOTAL SAa		65,381	5,432,397
MATERIALS	0.9%
Lafarge SAa		22,300	4,059,164
REAL ESTATE—DIVERSIFIED	1.1%
Unibail-Rodamco[a]		22,761	4,988,997
UTILITIES—ELECTRIC—INTEGRATED	1.9%
Electricite de France[a]		71,744	8,546,709
TOTAL FRANCE			25,892,020

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
GERMANY	4.3%
INDUSTRIAL	0.9%
Siemens AGa		26,500	$4,217,708
INSURANCE	0.5%
Allianz SEa		11,200	2,422,676
UTILITIES	2.9%
ELECTRIC—INTEGRATED	1.9%
E.ON AG (ADR)[a]		122,647	8,609,819
MULTI UTILITIES	1.0%
RWE AGa		32,000	4,491,419
TOTAL UTILITIES			13,101,238
TOTAL GERMANY			19,741,622
HONG KONG	3.2%
ENERGY—OIL & GAS	0.7%
CNOOC Ltd.[a]		1,913,000	3,258,091
FINANCE	0.4%
Hong Kong Exchanges and Clearing Ltd.[a]		65,500	1,854,772
REAL ESTATE	2.1%
DIVERSIFIED	1.4%
Hysan Development Company Ltd.[a]		1,003,775	2,870,724
Wharf Holdings Ltd.[a]		653,000	3,425,206
			6,295,930
OFFICE	0.7%
Hongkong Land Holdings Ltd. (USD)		614,000	3,033,160
TOTAL REAL ESTATE			9,329,090
TOTAL HONG KONG			14,441,953
ISRAEL	0.8%
PHARMACEUTICAL
Teva Pharmaceutical Industries Ltd. (ADR)		81,784	3,801,320

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
ITALY	2.5%
BANK	0.8%
UniCredito Italiano S.p.A.[a,b]		440,200	$3,655,617
UTILITIES	1.7%
ELECTRIC—INTEGRATED	0.4%
Eni S.p.A.[a,b]		47,000	1,721,345
GAS UTILITIES	1.3%
Snam Rete Gas S.p.A.[a]		918,400	5,867,804
TOTAL UTILITIES			7,589,149
TOTAL ITALY			11,244,766
JAPAN	7.9%
APPAREL	0.3%
Fast Retailing Co., Ltd.[a]		15,000	1,071,477
Nisshinbo Industries[a]		17,000	208,020
			1,279,497
AUTOMOTIVE	0.6%
Toyota Motor Corp.		52,900	2,860,100
BANK	0.1%
Sumitomo Trust and Banking Co., Ltd.		25,000	167,391
CONSUMER/RETAIL	0.1%
Chiyoda Corp.[a]		28,000	319,062
ENERGY—OIL & GAS REFINING & MARKETING	0.1%
Showa Shell Sekiyu KKa		21,000	233,093
FINANCE	0.1%
Daiwa Securities Group[a]		32,000	291,026
FOOD	0.5%
House Foods Corp.[a]		53,000	892,861
Kikkoman Corp.[a]		102,000	1,403,339
			2,296,200

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
HEALTH CARE	0.4%
Astellas Pharma		33,500	$1,460,368
Eisai Co., Ltd.[a]		9,000	354,473
			1,814,841
INDUSTRIAL	1.4%
Fanuc Ltd.[a]		32,000	3,116,502
Secom Co., Ltd.[a]		63,600	3,478,458
			6,594,960
INSURANCE	0.3%
Sompo Japan Insurance		168,000	1,520,369
MATERIALS	0.5%
Mitsubishi Materials Corp.[a]		76,000	325,185
Shin-Etsu Chemical Co., Ltd.[a]		25,000	1,570,962
Sumitomo Metal Mining Co., Ltd.		14,000	239,359
			2,135,506
REAL ESTATE—DIVERSIFIED	1.2%
Heiwa Real Estate Co., Ltd.[a]		428,000	2,720,136
Mitsubishi Estate Co., Ltd.[a]		122,000	2,943,114
			5,663,250
TECHNOLOGY	1.9%
Canon[a]		49,100	2,285,458
CSK Holdings Corp.[a]		34,000	1,101,732
Kyocera Corp.[a]		11,500	1,020,141
NTT Data Corp.[a]		329	1,463,662
Sony Corp.		25,500	1,415,208
TDK Corp.		14,500	1,079,891
Tokyo Electron Ltd.		8,600	528,094
			8,894,186
TELECOMMUNICATION SERVICES	0.4%
KDDI Corp.[a]		255	1,899,118
TOTAL JAPAN			35,968,599

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
MEXICO	1.4%
RETAIL	0.7%
Wal-Mart de Mexico SA de CV		900,300	$3,138,673
TELECOMMUNICATION SERVICES	0.7%
America Movil SAB de CVb		1,052,700	3,231,123
TOTAL MEXICO			6,369,796
SPAIN	2.1%
BANK	1.3%
Banco Santander Central Hispano SAa		262,900	5,684,877
TELECOMMUNICATION SERVICES	0.8%
Telefonica SAa,b		118,100	3,836,686
TOTAL SPAIN			9,521,563
SWEDEN	0.9%
RETAIL
Hennes & Mauritz AB		68,079	4,144,864
SWITZERLAND	2.7%
FINANCE	0.7%
UBS AGa		69,663	3,224,256
FOOD	1.2%
Nestle SAa		12,062	5,540,114
HEALTH CARE	0.8%
Novartis AGa,b		66,600	3,653,102
TOTAL SWITZERLAND			12,417,472
UNITED KINGDOM	11.5%
BANK	2.0%
Barclays PLC[a]		279,500	2,804,119
HSBC Holdings PLC[a,b]		371,200	6,221,629
			9,025,748
ENERGY—INTEGRATED OIL & GAS	1.0%
Royal Dutch Shell PLC[a]		104,524	4,392,263
HEALTH CARE	1.1%
GlaxoSmithKline PLC[a,b]		205,100	5,221,801

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
REAL ESTATE	4.7%
DIVERSIFIED	1.7%
British Land Co., PLC[a]		409,037	$7,694,466
INDUSTRIAL	1.6%
Segro PLC[a]		759,073	7,101,752
OFFICE	1.4%
Derwent London PLC[a]		227,849	6,413,286
TOTAL REAL ESTATE			21,209,504
TELECOMMUNICATION SERVICES	1.3%
Vodafone Group PLC[a]		1,603,500	5,994,440
UTILITIES	1.4%
ELECTRIC UTILITIES	1.1%
Scottish and Southern Energy PLC[a,b]		156,833	5,113,702
MULTI UTILITIES	0.3%
United Utilities PLC[a]		94,600	1,423,630
TOTAL UTILITIES			6,537,332
TOTAL UNITED KINGDOM			52,381,088
UNITED STATES	52.6%
BASIC MATERIALS	0.6%
Alcoa[b]		75,958	2,776,265
CONSUMER—CYCLICAL	2.1%
APPAREL	1.0%
Nike[a]		70,637	4,537,721
RETAIL	0.8%
Nordstrom		97,840	3,593,663
TOYS/GAMES/HOBBIES	0.3%
Mattel[a]		80,300	1,528,912
TOTAL CONSUMER—CYCLICAL			9,660,296

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
CONSUMER—NON-CYCLICAL	13.7%
AGRICULTURE	2.8%
Altria Group[a]		49,633	$3,751,262
Archer-Daniels-Midland Co.		96,479	4,479,520
Monsanto Co.[b]		39,934	4,460,228
			12,691,010
BEVERAGE	0.8%
PepsiCo[a]		49,110	3,727,449
COSMETICS/PERSONAL CARE	1.7%
Procter & Gamble Co.		104,176	7,648,602
FOOD	0.8%
Kraft Foods		104,673	3,415,480
HEALTHCARE PRODUCTS	2.4%
Johnson & Johnson		81,436	5,431,781
Medtronic[a]		113,625	5,711,929
			11,143,710
PHARMACEUTICAL	3.2%
Abbott Laboratories[a,b]		137,063	7,696,088
Merck & Co.		66,329	3,854,378
Pfizer		143,784	3,268,210
			14,818,676
RESTAURANT	2.0%
McDonald's Corp.[a]		62,039	3,654,718
Yum! Brands[a,b]		140,093	5,361,359
			9,016,077
TOTAL CONSUMER—NON-CYCLICAL			62,461,004
ENERGY	5.4%
OIL & GAS	3.9%
Chevron Corp.		38,130	3,558,673
ConocoPhillips[a]		40,570	3,582,331
Devon Energy Corp.[a]		39,573	3,518,435

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
Exxon Mobil Corp.		75,347	$7,059,261
			17,718,700
OIL & GAS SERVICES	1.5%
Schlumberger Ltd.[a,b]		36,998	3,639,493
Transocean		21,986	3,147,296
			6,786,789
TOTAL ENERGY			24,505,489
FINANCIAL	8.7%
BANK	2.7%
Bank of America Corp.[a,b]		142,099	5,863,005
Wells Fargo & Co.[a,b]		207,387	6,261,013
			12,124,018
DIVERSIFIED FINANCIAL SERVICE	2.4%
Citigroup[a]		79,938	2,353,375
Federal Home Loan Mortgage Corp.[a]		63,040	2,147,773
Goldman Sachs Group[a]		15,500	3,333,275
JPMorgan Chase & Co.[a,b]		75,994	3,317,138
			11,151,561
INSURANCE	3.6%
Aflac[a]		123,749	7,750,400
American International Group[a]		54,237	3,162,017
HCC Insurance Holdings		187,981	5,391,295
			16,303,712
TOTAL FINANCIAL			39,579,291
INDUSTRIAL	5.1%
AEROSPACE & DEFENSE	3.0%
Boeing Co.		74,143	6,484,547
General Dynamics Corp.[a]		40,419	3,596,887
United Technologies Corp.[a]		46,273	3,541,735
			13,623,169

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
DIVERSIFIED MANUFACTURING	1.4%
General Electric Co.		172,530	$6,395,687
TRANSPORTATION	0.7%
United Parcel Service[a]		46,460	3,285,651
TOTAL INDUSTRIAL			23,304,507
MEDIA	0.9%
Time Warner[a]		240,889	3,977,077
REAL ESTATE	2.8%
OFFICE	0.8%
SL Green Realty Corp.		41,034	3,835,038
SELF STORAGE	1.0%
Public Storage		61,286	4,499,005
SHOPPING CENTER—COMMUNITY CENTER	1.0%
Federal Realty Investment Trust[a]		53,858	4,424,435
TOTAL REAL ESTATE			12,758,478
TECHNOLOGY	7.6%
COMPUTERS	2.6%
Hewlett-Packard Co.[a]		100,974	5,097,168
International Business Machines Corp.[a]		45,433	4,911,307
Seagate Technology		66,500	1,695,750
			11,704,225
SEMICONDUCTORS	2.7%
Intel Corp.[a]		193,501	5,158,737
Microchip Technology[a]		223,248	7,014,452
			12,173,189
SOFTWARE	1.6%
Microsoft Corp.		208,915	7,437,374
TELECOMMUNICATION EQUIPMENT	0.7%
Corning[a]		142,700	3,423,373
TOTAL TECHNOLOGY			34,738,161

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
TELECOMMUNICATION SERVICES	1.8%
AT&Ta,b		127,277	$5,289,632
Verizon Communications		65,686	2,869,821
			8,159,453
UTILITIES	3.9%
ELECTRIC UTILITIES	1.5%
Energy Transfer Partners LPa		24,400	1,314,672
Exelon Corp.		26,405	2,155,704
FirstEnergy Corp.		21,115	1,527,459
Great Plains Energy		65,000	1,905,800
			6,903,635
MULTI UTILITIES	1.9%
Ameren Corp.[a,b]		52,483	2,845,104
Sempra Energy		99,000	6,126,120
			8,971,224
PIPELINES	0.5%
Enterprise Products Partners LP		69,200	2,206,096
TOTAL UTILITIES			18,080,955
TOTAL UNITED STATES			240,000,976
TOTAL COMMON STOCK (Identified cost—$446,264,949)			458,688,225
CLOSED-END FUNDS—UNITED STATES	12.1%
CONVERTIBLE	1.9%
Advent Claymore Global Convertible Securities & Income Fund		234,000	3,580,200
Calamos Convertible and High Income Fund		239,612	3,150,898
Nicholas-Applegate Convertible & Income Fund		40,000	488,000
Nicholas-Applegate Convertible & Income Fund IIa		70,000	860,300
Nicholas-Applegate Equity & Convertible Income Fund		29,650	659,712
			8,739,110

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
COVERED CALL	3.1%
Dow 30 Enhanced Premium and Income Fund		308,672	$4,932,578
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		70,000	1,187,200
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		70,900	1,230,824
ING Risk Managed Natural Resources Fund[a]		219,331	3,713,274
Nasdaq Premium Income & Growth Fund		162,500	2,967,250
			14,031,126
EQUITY DIVIDEND	1.8%
Alpine Total Dynamic Dividend Fund		208,000	3,525,600
Evergreen Global Dividend Opportunity Fund[a]		269,000	4,696,740
			8,222,340
HIGH YIELD	0.4%
Evergreen Income Advantage Fund		85,000	958,800
PIMCO Corporate Opportunity Fund		45,941	617,907
			1,576,707
PREFERRED	0.4%
BlackRock Preferred and Equity Advantage Trust		108,500	1,857,520
SENIOR LOAN	0.7%
Highland Credit Strategies Fund		212,588	3,363,142
TAX ADVANTAGED DIVIDEND	2.7%
Eaton Vance Tax-Managed Diversified Equity Income Fund		361,088	6,001,283
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		377,164	6,230,749
			12,232,032
TOTAL RETURN	1.1%
Clough Global Opportunities Fund		273,385	5,177,912
TOTAL CLOSED-END FUNDS—UNITED STATES (Identified cost—$59,195,368)			55,199,889

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	4.1%
BERMUDA	1.0%
INSURANCE
PROPERTY CASUALTY	0.3%
Arch Capital Group Ltd., 8.00%		31,800	$794,682
Arch Capital Group Ltd., 7.875%, Series B		30,000	696,000
			1,490,682
REINSURANCE	0.7%
Axis Capital Holdings Ltd., 7.25%, Series A		36,400	762,216
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)		10,000	1,039,063
RenaissanceRe Holdings Ltd., 7.30%, Series B		56,538	1,229,701
			3,030,980
TOTAL BERMUDA			4,521,662
CAYMAN ISLANDS	0.3%
INSURANCE—MULTI-LINE
ACE Ltd., 7.80%, Series C		58,000	1,386,200
NETHERLANDS	0.7%
INSURANCE—MULTI-LINE
ING Groep N.V., 7.05%		35,420	775,698
ING Groep N.V., 7.375%		115,000	2,735,850
			3,511,548
UNITED STATES	2.1%
REAL ESTATE	1.7%
DIVERSIFIED	0.2%
iStar Financial, 7.80%, Series F		20,000	385,000
iStar Financial, 7.50%, Series I		20,000	368,000
			753,000
HOTEL	0.5%
Ashford Hospitality Trust, 8.45%, Series D		97,853	1,859,207
Hospitality Properties Trust, 7.00%, Series C		25,000	450,000
			2,309,207

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
OFFICE	0.3%
HRPT Properties Trust, 8.75%, Series B		61,635	$1,538,410
RESIDENTIAL—APARTMENT	0.3%
Apartment Investment & Management Co., 7.75%, Series U		60,000	1,255,200
SHOPPING CENTER	0.4%
Kimco Realty Corp., 7.75%, Series G		80,000	1,828,800
TOTAL REAL ESTATE			7,684,617
TELECOMMUNICATION SERVICES	0.4%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		82,998	1,728,018
United States Cellular Corp., 7.50%, due 6/15/34		4,400	92,400
			1,820,418
TOTAL UNITED STATES			9,505,035
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$20,830,395)			18,924,445
PREFERRED SECURITIES—CAPITAL SECURITIES	6.0%
BERMUDA	0.2%
INSURANCE—MULTI-LINE
Catlin Insurance Co., 7.249%, due 12/31/49, 144Ac		1,000,000	915,764
FRANCE	0.6%
BANK
BNP Paribas, 7.195%, due 12/31/49, 144Ac		2,750,000	2,719,448
UNITED KINGDOM	2.0%
BANK	0.8%
Royal Bank of Scotland Group PLC, 7.64%, due 3/31/49		2,000,000	2,059,702
Standard Chartered PLC, 7.014%, due 12/30/49, 144Ac		1,500,000	1,424,518
			3,484,220
FINANCE	1.2%
DIVERSIFIED FINANCIAL SERVICE	0.6%
Old Mutual Capital Funding, 8.00%, due 5/29/49 (Eurobond)		3,000,000	3,008,400

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
INVESTMENT MANAGEMENT	0.6%
Aberdeen Asset Management, 7.90%, due 12/31/49		3,000,000	$2,643,750
TOTAL FINANCE			5,652,150
TOTAL UNITED KINGDOM			9,136,370
UNITED STATES	3.2%
BANK	0.1%
Washington Mutual Preferred Funding IV, 9.75%, due 10/29/49, 144Ac		700,000	560,819
FINANCE	0.4%
CREDIT CARD	0.2%
Capital One Capital III, 7.686%, due 8/15/36		1,500,000	1,222,799
DIVERSIFIED FINANCIAL SERVICE	0.2%
Webster Capital Trust IV, 7.65%, due 6/15/37		1,000,000	847,636
TOTAL FINANCE			2,070,435
INSURANCE—LIFE/HEALTH INSURANCE	1.0%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ac		5,000,000	4,459,375
OIL—EXPLORATION AND PRODUCTION	0.7%
Pemex Project Funding Master Trust, 7.75%, due 9/29/49		3,000,000	3,033,750
PIPELINES	1.0%
Enbridge Energy Partners LP, 8.05%, due 10/1/37		1,000,000	989,275
Enterprise Products Operating LP, 8.375%, due 8/1/66[a]		3,500,000	3,588,889
			4,578,164
TOTAL UNITED STATES			14,702,543
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$28,319,944)			27,474,125
		Principal Amount
CORPORATE BONDS	2.0%
UNITED STATES
MEDIA	0.5%
Cablevision Systems Corp., 8.00%, due 4/15/12		$2,500,000	2,437,500

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Principal Amount	Value
TELECOMMUNICATION SERVICES	1.5%
Citizens Communications Co., 9.00%, due 8/15/31		$5,000,000	$5,012,500
Embarq Corp., 7.995%, due 6/1/36		1,500,000	1,585,326
			6,597,826
TOTAL CORPORATE BONDS (Identified cost—$8,702,863)			9,035,326
		Number of Rights
RIGHTS	0.0%
HONG KONG
Wharf Holdings Ltd., expires 1/8/08[d]		30,000	41,168
UNITED STATES
Highland Credit Strategies Fund, expires 1/18/08[d]		212,588	95,665
TOTAL RIGHTS (Identified cost—$0)			136,833
		Principal Amount
COMMERCIAL PAPER	1.8%
State Street Boston, 2.00%, due 1/2/08 (Identified cost—$8,050,553)		$8,051,000	8,050,553
TOTAL INVESTMENTS (Identified cost—$571,364,072)	126.6%		577,509,396
WRITTEN CALL OPTIONS	(0.8)%		(3,841,231)
LIABILITIES IN EXCESS OF OTHER ASSETS	(6.1)%		(27,404,131)
LIQUIDATION VALUE OF PREFERRED SHARES	(19.7)%		(90,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $19.59 per share based on 23,289,550 shares of common stock outstanding)	100.0%		$456,264,034

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

WRITTEN CALL OPTIONS	Number of Contracts	Value
EUROPE
Dow Jones 50 Index, EUR Strike Price 3,680, 1/18/08	6,316	$543,643
Dow Jones 50 Index, EUR Strike Price 3,709, 1/18/08	6,222	387,431
TOTAL EUROPE		931,074
JAPAN
Nikkei 225 Index, JPY Strike Price 15,261, 1/18/08	79,090	201,557
Nikkei 225 Index, JPY Strike Price 15,362, 1/18/08	74,820	156,150
TOTAL JAPAN		357,707
UNITED STATES
S&P 500 Index, Strike Price USD 1,470, 1/19/08	200	516,000
S&P 500 Index, Strike Price USD 1,475, 1/19/08	385	866,250
S&P 500 Index, Strike Price USD 1,485, 1/19/08	100	177,000
S&P 500 Index, Strike Price USD 1,490, 1/19/08	500	800,000
S&P 500 Index, Strike Price USD 1,495, 1/19/08	120	193,200
TOTAL UNITED STATES		2,552,450
TOTAL WRITTEN CALL OPTIONS (Premiums received—$4,557,860)		$3,841,231

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

EUR  Euro

JPY  Japanese Yen

USD  United States Dollar

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  A portion or all of the security is held in connection with written option contracts; $56,587,513 has been pledged to brokers and $232,708,892 has been segregated by the custodian.

b  A portion or all of the security is held in connection with the revolving credit agreement; $57,680,015 has been pledged as collateral.

c  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.2% of net assets applicable to common shares.

d  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:
Investments in securities, at value (Identified cost—$571,364,072)	$577,509,396
Cash	112,455
Foreign currency, at value (Identified cost—$787,019)	793,374
Dividends and interest receivable	1,980,389
Receivable for investment securities sold	230,061
Total Assets	580,625,675
LIABILITIES:
Payable for revolving credit agreement	28,000,000
Payable for options written (Premiums received—$4,557,860)	3,841,231
Payable for dividends declared on common shares	927,610
Payable for investment management fees	486,046
Payable for investment securities purchased	418,367
Payable for preferred offering costs	124,003
Payable for interest expense	118,319
Payable for dividends declared on preferred shares	113,760
Payable for administration fees	38,884
Payable for directors' fees	3,820
Other liabilities	289,601
Total Liabilities	34,361,641
LIQUIDATION VALUE OF PREFERRED SHARES	90,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$456,264,034
NET ASSETS consist of:
Paid-in-capital	$442,749,033
Dividends in excess of net investment income	(124,268)
Undistributed net realized gain	6,774,857
Net unrealized appreciation	6,864,412
$456,264,034
NET ASSET VALUE PER COMMON SHARE:
($456,264,034 ÷ 23,289,550 shares outstanding)	$19.59
MARKET PRICE PER COMMON SHARE	$17.39
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(11.23)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Period July 27, 2007a through December 31, 2007

Investment Income:
Dividend income (net of $108,940 of foreign withholding tax)	$6,152,136
Interest income	1,743,183
Total Income	7,895,319
Expenses:
Investment management fees	2,140,573
Interest expense	341,170
Administration fees	215,204
Professional fees	197,507
Custodian fees and expenses	120,163
Shareholder reporting expenses	71,799
Preferred remarketing fee	46,472
Directors' fees and expenses	28,985
Transfer agent fees and expenses	8,480
Miscellaneous	3,375
Total Expenses	3,173,728
Net Investment Income	4,721,591
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,496,923
Options written	13,217,088
Foreign currency transactions	(63,830)
Capital gain distributions received	135,302
Net realized gain	18,785,483
Net change in unrealized appreciation on:
Investments	6,145,324
Options written	716,629
Foreign currency translations	2,459
Net change in unrealized appreciation	6,864,412
Net realized and unrealized gain	25,649,895
Net Increase in Net Assets Resulting from Operations	30,371,486
Less Dividends and Distributions to Preferred Shareholders	(1,019,592)
Net Increase in Net Assets from Operations Applicable to Common Shares	$29,351,894

a  Commencement of operations.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS

For the Period July 27, 2007[a] through December 31, 2007
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$4,721,591
Net realized gain	18,785,483
Net change in unrealized appreciation	6,864,412
Net increase in net assets resulting from operations	30,371,486
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(301,598)
Net realized gain	(717,994)
Total dividends and distributions to preferred shareholders	(1,019,592)
Net increase in net assets from operations applicable to common shares	29,351,894
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(4,588,317)
Net realized gain	(11,248,576)
Total dividends and distributions to common shareholders	(15,836,893)
Capital Stock Transactions:
Increase in net assets from common share transactions	443,798,758
Offering costs and commissions charged to paid-in-capital—preferred shares	(1,150,000)
Net increase in net assets from capital stock transactions	442,648,758
Total increase in net assets applicable to common shares	456,163,759
Net Assets Applicable to Common Shares:
Beginning of period	100,275
End of period[b]	$456,264,034

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $124,268.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Period July 27, 2007[a] through December 31, 2007
Net asset value per common share, beginning of period	$19.10
Income from investment operations:
Net investment income	0.20
Net realized and unrealized gain on investments	1.11
Total income from investment operations	1.31
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.01)
Net realized gain on investments	(0.03)
Total dividends and distributions to preferred shareholders	(0.04)
Total from investment operations applicable to common shares	1.27
Dilutive effect of issuance of common shares	(0.01)
Less: Offering costs charged to paid-in-capital—common shares	(0.04)
Offering costs and commissions charged to paid-in-capital—preferred shares	(0.05)
Total offering costs	(0.09)
Less dividends and distributions to common shareholders from:
Net investment income	(0.20)
Net realized gain on investments	(0.48)
Total dividends and distributions to common shareholders	(0.68)
Net increase in net asset value per common share	0.49
Net asset value, per common share, end of period	$19.59
Market value, per common share, end of period	$17.39
Net asset value total return[b]	6.35%[c]
Market value return[b]	–9.84%[c]

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS—(Continued)

Ratios/Supplemental Data:	For the Period July 27, 2007[a] through December 31, 2007
Net assets applicable to common shares, end of period (in millions)	$456.3
Ratio of expenses to average daily net assets applicable to common shares, including interest expense[e]	1.65%[d]
Ratio of expenses to average daily net assets applicable to common shares, excluding interest expense[e]	1.47%[d]
Ratio of net investment income to average daily net assets applicable to common shares[e]	2.45%[d]
Ratio of expenses to average daily managed assets[e,f]	1.45%[d]
Portfolio turnover rate	13%[c]
Preferred Shares:
Liquidation value, end of period (in 000's)	$90,000
Total shares outstanding (in 000's)	4
Asset coverage ratio for revolving credit agreement	2,051%
Asset coverage per $1,000 for revolving credit agreement	$20,509
Asset coverage ratio for auction market preferred shares[g]	487%
Asset coverage per share for auction market preferred shares[g]	$121,750
Liquidation preference per share	$25,000
Average market value per share[h]	$25,000

a  Commencement of operations.

b  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

c  Not annualized.

d  Annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares plus the principal amount of any borrowings used for leverage.

g  Includes the effect of the outstanding borrowings from the revolving credit agreement.

h  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund's investment objective is total return with an emphasis on high current income. The fund had no operations until June 12, 2007 when it sold 5,250 shares for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on July 27, 2007.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Capital gains received from investments are recorded as such in the Statement of Operations.

Foreign Currency: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Options: The fund may write covered call options on an index or a security. When a fund writes (sells) an option, an amount equal to the premium received by the fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the fund realizes a gain or loss on the option to the extent of the premiums received. Premiums received from writing options which are exercised or are closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested on payable date in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the period ended December 31, 2007, a portion of the dividends have been reclassified to distributions of net realized capital gains.

Series W7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Management Fees, Administration Fees And Other Transactions With Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 1.0% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares plus the principal amount of any borrowings used for leverage.

Under a subadvisory agreement between the advisor and Cohen & Steers Asia Limited., Cohen & Steers UK Limited, and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the fund) pays the subadvisors 10%, 5% and 5%, respectively, of the investment management fee received by the investment manager from the fund. For the period July 27, 2007 (commencement of operations) through December 31, 2007, the investment manager paid the subadvisors $214,057, $107,029 and $107,029, respectively.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the fund's average daily managed asset value. For the period July 27, 2007 (commencement of operations) through December 31, 2007, the fund incurred $174,560 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,483 from the fund for the period July 27, 2007 (commencement of operations) through December 31, 2007.

Note 3. Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the period July 27, 2007 (commencement of operations) through December 31, 2007, totaled $616,344,415 and $56,839,623, respectively.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Transactions in options written during the period July 27, 2007 (commencement of operations) through December 31, 2007, were as follows:

	Number of Contracts	Premium
Options outstanding at July 27, 2007	—	—
Options written	770,614	$24,285,931
Options expired	(15,099)	(3,999,460)
Options terminated in closing transactions	(587,762)	(15,728,611)
Options exercised	—	—
Options outstanding at December 31, 2007	167,753	$4,557,860

Note 4. Income Tax Information

The tax character of dividends paid was as follows:

For the Period July 27, 2007 (commencement of operations) through December 31, 2007
Ordinary income	$16,856,485

As of December 31, 2007, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$34,625,467
Gross unrealized depreciation	(28,503,107)
Net unrealized appreciation	$6,122,360
Cost for federal income tax purposes	$571,387,036
Undistributed ordinary income	$2,030,509
Undistributed long-term capital gains	$5,493,096

As of December 31, 2007, the fund had temporary book/tax differences primarily attributable to mark-to-market of written option contracts and permanent book/tax differences primarily attributable to redesignations of dividends received. To reflect reclassifications arising from the permanent differences, accumulated net realized gain was charged $44,056 and accumulated net investment income was credited $44,056.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On July 27, 2007, the fund completed the initial public offering of 22,500,000 shares of common stock. Proceeds paid to the fund amounted to $428,850,000 after the deduction of underwriting commissions and offering expenses of $21,150,000.

On September 7, 2007, the fund completed a subsequent offering of 784,300 shares of common stock. Proceeds paid to the fund amounted to $14,948,758 after deduction of underwriting commissions and offering expenses of $737,242.

Additionally the Investment Manager absorbed approximately $498,000 in offering expenses related to the initial offering.

During the period July 27, 2007 (commencement of operations) through December 31, 2007, the fund issued no shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

On October 19, 2007, the fund issued 3,600 auction market preferred shares, Series W7 (par value $0.001). Proceeds paid to the fund amounted to $88,850,000 after deduction of underwriting commissions and offering expenses of $1,150,000. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table reflects the preferred shares issued and outstanding as of the period October 19, 2007 (date of issuance) through December 31, 2007 along with the range of dividend rates paid during the period ended December 31, 2007:

	Value	Range
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,600 shares issued and outstanding)	$90,000,000	5.00% – 6.50%

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. On February 13, 2008, sufficient clearing bids were not received for the auction of the Series W7 AMPS of the fund, and therefore, the maximum rate was declared on the series. Based upon the current ratings of the AMPS, the maximum rate for shares of a series will be the greater of 125% of LIBOR or 125 basis points plus LIBOR. For February 13, 2008, the maximum annualized rate on the Series W7 AMPS was 4.365%.

An existing owner of AMPS may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase those AMPS in the auction. An auction fails when there is an insufficient number of bidders. A failed auction is not a default. Dividends continue to be paid on the AMPS at the maximum rate rather than an auction rate. Broker-dealers, which have been appointed by the fund to serve as dealers for the auctions, may submit a bid in an auction to avoid an auction failure, but are not obligated to do so. Recently, due to liquidity concerns in the market, some broker-dealers have either reduced their demand or decided not to submit bids to purchase AMPS.

The AMPS continue to be rated Aaa by Moody's Investor Services and AAA by Standard & Poor's. In addition, the fund continues to meet certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to AMPS set forth in the Investment Company Act of 1940, as amended.

Note 6. Borrowings

On October 9, 2007, the Fund entered into a $50,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement. Interest is charged to the fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.50%. In addition, the fund pays a facility fee of 0.15% per annum on the unused portion of the credit agreement.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2007, the fund has an outstanding borrowing of $28,000,000. For the period ended December 31, 2007, the fund borrowed an average daily balance of $28,714,286 at a weighted average borrowing cost of 5.1%.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund's financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Income Builder, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Income Builder, Inc. (the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period July 27, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2008

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2007) (Unaudited)

Based on Net Asset Value	Based on Market Value
Since Inception (7/27/07)	Since Inception (7/27/07)
6.35%	–9.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

TAX INFORMATION—2007 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $4,038,826. Additionally, 10.5 % of the ordinary dividends qualified for the dividends received deduction available to corporations.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

The board of directors approved amendments to eliminate the non-fundamental investment restriction regarding the purchase of securities on margin.

Scott Crowe was named portfolio manager of the fund. Mr. Crowe joined the Investment Manager in 2007 and currently serves as senior vice president and global research strategist. Prior to that, Mr. Crowe was an executive director at UBS and served as head of U.S. REITs and as a global strategist. He also worked at UBS Warburg as a real estate analyst.

Ben Morton was named portfolio manager of the fund. Mr. Morton joined the Investment Manager in 2003 as a research analyst covering utilities, and currently serves as a vice president of the Investment Manager and CNS. Prior to joining the Advisor, Mr. Morton was a research associate at Citigroup.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

*  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment management and subadvisory agreements (collectively, the "Management Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on June 12, 2007, the Management Agreements were discussed and were unanimously approved for an initial two-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to approve the Management Agreements, the board reviewed materials provided by the fund's investment manager (the "Investment Manager") and sub-investment mangers (the "Subadvisors") and fund counsel which included, among other things, fee and expense information compared to peer funds ("Peer Funds") prepared by the Investment Manager, and memoranda outlining the legal duties of the board. The board also met with investment advisory personnel. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The board reviewed the services that the Investment Manager and Subadvisors would provide to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. In addition, the board considered that the Investment Manager would be responsible for the supervision of the Subadvisors. The board also discussed with officers and portfolio managers of the fund the amount of time the Investment Manager and Subadvisors would dedicate to the fund and the types of transactions that would be done on behalf of the fund. The directors also considered the Investment Manager's and the Subadvisors' investment philosophy with respect to, and the investment outlook for, the fund. Additionally, the board took into account the services provided by the Investment Manager and Subadvisors to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund would likely have a favorable impact on the success of the fund. The board further noted the Investment Manager's ability to attract quality and experienced personnel. The board then considered the administrative services to be provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services to be provided by the Investment Manager and Subadvisors' are adequate and appropriate.

(ii) Investment performance of the fund and the Investment Manager: Because the fund had not yet initiated operations, the board did not consider the investment performance of the fund versus Peer Funds, nor to the relevant benchmarks. The board did consider the Investment Manager's and Subadvisors' performance in

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

managing other global funds and determined that the performance of these funds was satisfactory. The board concluded that the Investment Manager would be an appropriate investment advisor for the fund and that the Subadvisors would be appropriate sub-investment advisors for the fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the fund: The board considered the advisory fees, noting that sub-advisory fees are paid by the Investment Manager, and administrative fees payable by the fund. The board also considered the expense estimate compiled by the Investment Manager. Under the Management Agreement, the fund pays the Investment Manager a monthly advisory fee computed at an annual rate of 1.00% of the fund's average daily managed assets. The director noted that the Investment Manager, not the fund, would pay the Subadvisors. The directors concluded that the fund's proposed advisory fees and expense structure are competitive to other similar funds.

Because the fund had not yet initiated operations, the board did not consider the profitability to the Investment Manager of its relationship with the fund. The board took into consideration other benefits to be derived by the Investment Manager and Subadvisors in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager and Subadvisors would receive by allocating the fund's brokerage transactions. The board also noted the administrative services provided by the Investment Manager under the Administration Agreement, including the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services would be beneficial to the fund.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board noted that the fund's management fee schedule does not contain any breakpoints. The directors also considered that as a closed-end fund, the fund would not be expected to have inflows of capital that might produce increasing economies of scale. The directors determined that, given the fund's closed-end structure, shareholders would appropriately benefit from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the board considered both the services to be rendered and the fees to be paid under the Management Agreements to other contracts of the Investment Manager and to contracts of other investment advisors, and considered the fees to be paid to the Subadvisors to those paid in respect of other funds managed by the Investment Manager. The board determined that on a comparative basis the proposed fees under the Management Agreements were reasonable in relation to the services to be provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the Management Agreements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 54	Director and Co-Chairman	2009	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	22	1991 to present

Martin Cohen Age: 59	Director and Co-Chairman	2010	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	22	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 65	Director	2008	Consultant. Director, Reis, Inc.; Chair of the Board of Global Heritage Fund; Program member, The Moriah Fund; Advisory Committee member, The Posse Foundation; Board member, District of Columbia Public Libraries; Visiting Committee, Harvard Business School. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	22	2001 to present

George Grossman Age: 54	Director	2009	Attorney-at-law.	22	1993 to present

Richard E. Kroon Age: 65	Director	2008	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	22	2004 to present

Richard J. Norman Age: 64	Director	2010	Private Investor. Board of Directors of Maryland Public Television, Advisory Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	22	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 64	Director	2010	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	22	2004 to present

Willard H. Smith Jr. Age: 71	Director	2008	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	22	1996 to present

C. Edward Ward Jr. Age: 61	Director	2009	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	22	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 43	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 44	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 41	Vice President	Executive Vice President of CSCM since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

Robert S. Becker Age: 38	Vice President	Senior Vice President of CSCM since 2003. Prior to that, portfolio manager at Franklin Templeton Investments.	Since 2003

Douglas Bond Age: 48	Vice President	Executive Vice President of CSCM since 2004. Prior to that, first vice president at Merrill Lynch & Co., Inc. responsible for asset managers and funds.	Since 2006

Richard Helm Age: 48	Vice President	Senior Vice President of CSCM since 2003. Prior to that, senior portfolio manager at WM Advisors, Inc.	Since 2005

Yigal D. Jhirad Age: 43	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

William F. Scapell Age: 40	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003

Francis C. Poli Age: 45	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

  (table continued on next page)

*  The address for each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
James Giallanza Age: 41	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa Phelan Age: 39	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address for each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

Robert S. Becker
Vice president

Douglas Bond
Vice president

Yigal D. Jhirad
Vice president

Richard Helm
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: INB

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

GLOBAL INCOME BUILDER, INC.

280 PARK AVENUE

NEW YORK, NY 10017

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INBAR

ANNUAL REPORT

DECEMBER 31, 2007

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$58,300	N/A
Audit-Related Fees	$40,000	N/A
Tax Fees	—	N/A
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$109,000	N/A

These other fees were billed in connection with internal control reviews.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $149,000 and $0, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.            Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

A.            Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.            Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

C.            Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.          General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.     The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.     In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.     Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.     In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.     To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.     Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.     C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.         General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.          Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.            Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.       Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.   C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.            Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.            Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.             creates a blank check preferred stock; or

2.             establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.           Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.           Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.            Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.         Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•         Name of the company

•         Ticker symbol

•         CUSIP number

•         Shareholder meeting date

•         Brief identification of each matter voted upon

•         Whether the matter was proposed by management or a shareholder

•         Whether C&S voted on the matter

•         If C&S voted, then how C&S voted

•         Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.        Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

•            Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•            Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•            Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

•            Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•            Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.           Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.             Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.             Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.           Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of February 28, 2008, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”). Vice president and director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS. Vice President and Director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey • Vice president • Portfolio manager since inception	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

Douglas Bond • Vice president • Portfolio manager since inception	Executive vice president of C&S. Previously, first vice president for asset managers and funds at Merrill Lynch & Co.

William F. Scapell • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Robert Becker • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, co-portfolio manager for the Franklin Utilities Fund at Franklin Templeton Investments.

Richard Helm • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, senior portfolio manager of WM Advisors, Inc.

Yigal D. Jhirad • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, executive director at Morgan Stanley, heading the portfolio and derivatives strategies effort.

Scott Crowe • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, executive director at UBS.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey, Mr. Becker and Mr. Bohjalian direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2007, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen

	Number of accounts	Total assets

• Registered investment companies	20	$16,852,445,000

• Other pooled investment vehicles	23	$5,601,817,000

• Other accounts	52	$4,152,287,000

Robert Steers

	Number of accounts	Total assets

• Registered investment companies	20	$16,852,445,000

• Other pooled investment vehicles	23	$5,601,817,000

• Other accounts	52	$4,152,287,000

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	20	$16,852,445,000

• Other pooled investment vehicles	23	$5,601,817,000

• Other accounts	52	$4,152,287,000

Douglas Bond

	Number of accounts	Total assets

• Registered investment companies	2	$1,032,952,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	10	$10,372,197,000

• Other pooled investment vehicles	2	$66,154,000

• Other accounts	13	$556,978,000

Robert Becker

	Number of accounts	Total assets

• Registered investment companies	4	$4,698,016,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Richard Helm

	Number of accounts	Total assets

• Registered investment companies	4	$1,178,131,000

• Other pooled investment vehicles	2	$138,432,000

• Other accounts	2	$20,456,000

Yigal D. Jhirad

	Number of accounts	Total assets

• Registered investment companies	1	$574,264,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Scott Crowe

	Number of accounts	Total assets

• Registered investment companies	3	$920,077,000

• Other pooled investment vehicles	13	$4,781,742,000

• Other accounts	18	$919,835,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2007:

Dollar Range of Securities Owned
Martin Cohen	None
Robert Steers	None
Joseph Harvey	None
Douglas Bond	None
William F. Scapell	None
Robert Becker	None
Richard Helm	None
Yigal Jhirad	None
Scott Crowe	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: March 3, 2008